FIRST FUNDS

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

Cash Reserve Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Supplement Dated December 22, 2005, to the

Prospectus Dated October 28, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a meeting of the First Funds’ Board of Trustees on December 12, 2005, the Board approved an Agreement and Plan of Reorganization (the “Plan”) that would provide for the reorganization of each Fund into a similar, corresponding fund of the Goldman Sachs Trust, a separate mutual fund family.  The Plan sets forth the terms by which the First Funds would transfer their assets and certain liabilities to the Goldman Sachs Trust in exchange for shares of the Goldman Sachs Trust, and subsequently distribute those Goldman Sachs Trust shares to First Funds shareholders (the “Reorganization”).  If the Reorganization is approved by shareholders and consummated, shareholders of the First Funds will become shareholders of the Goldman Sachs Trust.

The Reorganization must be approved by shareholders of the First Funds, who will be asked to vote, in person or by proxy, at a special meeting of shareholders scheduled to be held at a date and time to be determined by the Board of Trustees, which date and time will be communicated promptly upon such determination to the shareholders.  First Fund shareholders of record as of a date to be determined by the Board of Trustees, which date will be communicated promptly upon such determination to the shareholders, should expect to receive a proxy statement/prospectus that provides more detailed information about the proposed Reorganization, the Goldman Sachs Trust and the special meeting.  If approved by shareholders at the special meeting, the Reorganization is currently anticipated to occur in March, 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.